July 24, 1997

                              PIONEER MID-CAP FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED JANUARY 28, 1998


         Effective July 24, 1998, the Fund will implement certain changes in its non-fundamental investment policies. The following information supplements the corresponding sections in the Prospectus. Please consult the Prospectus for the full text of the revised sections.


COVER PAGE

         The first four sentences of the second paragraph on the cover page are revised as follows:

         In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in common stocks and common stock equivalents (such as convertible bonds and preferred stock) of companies considered to be mid-capitalization companies ("Mid-Cap Companies"). Mid-Cap Companies include companies with market capitalizations within the range of market capitalizations reflected in Standard & Poor's MidCap 400 Index (the "Index"). As of July 1998, the market capitalization range of companies comprising the Index was $330 million to $22.92 billion. The weighted average market capitalization of the securities held in the Fund's portfolio may range from $1 billion to $10 billion.


III.  INVESTMENT OBJECTIVE AND POLICIES

         The first four sentences of the third paragraph are replaced with the following:

         Under normal circumstances, at least 65% of the Fund's total assets are invested in common stocks of Mid-Cap Companies. Mid-Cap Companies include companies with market capitalizations at the time of investment within the range of market capitalizations reflected in the Index. As of July 1998, the market capitalization range of companies comprising the Index was $330 million to $22.92 billion. The weighted average market capitalization of the securities held in the Fund's portfolio may range from $1 billion to $10 billion.



                                                                       0798-5530
                                             (C) Pioneer Funds Distributor, Inc.